                                                                      EXHIBIT 99


                        UNITED STATES BANKRUPTCY COURT
                         MIDDLE DISTRICT OF TENNESSEE



In re:                                  Case No.:   399-02649 THROUGH 399-02680
                                                    ---------------------------
  SERVICE MERCHANDISE COMPANY, INC.     Judge:      PAINE
                                                    ---------------------------
                                        Chapter 11

Debtor(s)

                MONTHLY OPERATING REPORT FOR PERIOD ENDING    November 25, 2002
                                                              ------------------
                COMES NOW,                    SERVICE MERCHANDISE COMPANY, INC.
                             ---------------------------------------------------

Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing November 25, 2002 and ending December 29, 2002 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

                  X     Monthly Reporting Questionnaire (Attachment 1)

                  X     Comparative Balance Sheets (Forms OPR-1 & OPR-2)

                 N/A    Summary of Accounts Receivable (Form OPR-3)

                  X     Schedule of Postpetition Liabilities (Form OPR-4)

                  X     Statement of Income (Loss) (Form OPR-5)

I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.

On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U. S. Trustee.


Date:  1/21/03       DEBTOR-IN-POSSESSION
     ---------

                     By:               /S/ MICHAEL E. HOGREFE
                                       ----------------------------------------
                     Name and Title:   MICHAEL E. HOGREFE, SR. VP AND CHIEF
                                       FINANCIAL OFFICER
                                       ----------------------------------------
                     Address:          7100 SERVICE MERCHANDISE DRIVE
                                       ----------------------------------------
                                       BRENTWOOD, TENNESSEE 37027
                                       ----------------------------------------
                     Telephone No:     (615) 660-3340
                                       ----------------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 25, 2002 THROUGH DECEMBER 29, 2002

1. PAYROLL


                                                                                         WAGES                       TAXES
   OFFICERS                                   TITLE                               GROSS           NET          DUE          PAID
-----------------------------------------------------------------------------------------------------------------------------------
C. STEVEN MOORE        SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,    $ 34,424.68   $ 23,640.94   $ 2,049.91   $ 8,419.63
                       GENERAL COUNSEL AND SECRETARY
MICHAEL E. HOGREFE     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER       $ 29,617.08   $ 20,595.09   $ 1,697.58   $ 7,010.22



Note: The disclosure on page 1 in an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  NOVEMBER 25, 2002 THROUGH DECEMBER 29, 2002


2.  INSURANCE

                                                                                                                          DATE
                                                                                                                        COVERAGE
                                                                 COVERAGE        POLICY       EXPIRATION   PREMIUM         PAID
TYPE                            NAME OF CARRIER                   AMOUNT         NUMBER          DATE       AMOUNT       THROUGH
---------------------------------------------------------------------------------------------------------------------------------
Property                        Fireman's Fund Insurance Co    $5 Million     01MXI9761300     12/31/02      $478,750    12/31/02
                                Royal Indemnity Co.            11.5 Million    R2HD325112      12/31/02       $50,000    12/31/02
Boiler & Machinery              Hartford Steam Boiler          $10 Million     FBP4914359      12/31/02       $20,248    12/31/02
Transit                         Fireman's Fund Insurance Co    $1 Million     OIMXI97600751    12/31/02       $10,000    12/31/02
General Liability               Ace American Ins Co            $5 Million     XSLG2057804A     12/31/02      $250,000    12/31/02
Tenants Liability - AOS         Pacific Employers Ins. Co.     $5 Million     HDOG20578129     12/31/02   Incl. In GL    12/31/02
Tenants Liability-First Union   Pacific Employers Ins. Co.     $5 Million     HODG20578087     12/31/02   Incl. In GL    12/31/02
TN-Work Comp Assigned Rsk       Continental Casualty Co        Statutory    6S59UB878X943102   06/01/03        $3,989    06/01/03
Auto                            Pacific Employers Ins Co       $1 Million     ISAH07969661     12/31/02       $43,572    12/31/02
Umbrella                        Westchester Fire               $25 Million      CUA151233      06/30/03      $280,400    06/30/03
International                   Ace American Ins Co            $1 Million       PHF051491      12/31/02        $2,500    12/31/02
Directors & Officers            Continental Insurance Co       $10 Million      300714943      12/31/02      $514,286    12/31/02
                                Federal Insurance Co           $10 Million     81278902-A      12/31/02      $470,250    12/31/02
                                Royal Insurance Co             $10 Million      PSF000009      12/31/02      $470,250    12/31/02
Fiduciary                       National Union Fire Ins Co     $5 Million        8726812       12/31/02       $29,839    12/31/02

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 25, 2002 THROUGH DECEMBER 29, 2002

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS

CORPORATE ACCOUNTS                                                      807,169


CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)       11,717


OTHER DEPOSITORY ACCOUNTS
OTHER CASH ACCOUNTS                                                      16,418


INVESTMENTS
SHORT TERM INVESTMENTS                                               96,463,977
                                                                    -----------

TOTAL CASH PER GENERAL LEDGER                                       $97,299,281
                                                                    ===========

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 25, 2002 THOUGH DECEMBER 29, 2002

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                        ACTUAL           ACTUAL            ACTUAL          ACTUAL          ACTUAL           TOTAL

                                MONDAY 11/25/02         12/02/02          12/09/02        12/16/02        12/23/02        11/25/02
                                SUNDAY 12/01/02         12/08/02          12/15/02        12/22/02        12/29/02        12/29/02
                                       --------         --------          --------        --------        --------        --------

Receipts:
  Sales receipts/Profit Sharing          $  --           $    --           $   --          $  --           $  --           $   --
  Miscellaneous receipts                   128               169              165             45              42           $  549
  Real Estate Proceeds/Settlement           --               120            6,300             --              --           $6,420
  Expense reimbursements                    --                --               --             --              --           $   --
                                         -----           -------           ------          -----           -----           ------
Total available collections                128               289            6,465             45              42           $6,969


Disbursements:
  All disbursements                        684             1,709              253            881             725           $4,252
                                         -----           -------           ------          -----           -----           ------
Total disbursements                        684             1,709              253            881             725           $4,252
                                         -----           -------           ------          -----           -----           ------

Net receipts/(disbursements)             $(556)          $(1,420)          $6,212          $(836)          $(683)          $2,717
                                         =====           =======           ======          =====           =====           ======

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 25, 2002 THROUGH DECEMBER 29, 2002

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                       ACTUAL
                                      12/29/02
                                      --------

Ending total revolver balance          $   --
Term loan                                  --
Standby letters of credit               4,805
Trade letters of credit                    --
                                       ------
Total extensions of credit              4,805

Borrowing base                             --
                                       ------

Availability                           $   --
                                       ======


(1) As of 4/16/02, The Standby Letters of Credit were fully cash collateralized


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  NOVEMBER 25, 2002 THROUGH DECEMBER 29, 2002

4.  PAYMENTS TO PROFESSIONALS NOVEMBER 25, 2002 THROUGH DECEMBER 29, 2002

 VENDOR #                      VENDOR NAME                             CHECK AMT.      CHECK DATE    CHECK #
--------------------------------------------------------------------------------------------------------------
  98378        Skadden, Arps, Slate, Meagher and Flom                  $276,333.00       11/25/02    B0027474
  71217        Bass, Berry and Sims                                    $136,485.72       11/25/02    B0027475
  99391        Otterbourg, Steindler, Houston and Rosen, PC            $ 32,252.32       11/25/02    B0027477
  57117        Deloitte and Touche                                     $ 15,000.00     11/26/2002    70002082
  103439       E & Y Corporate Finance                                 $ 18,786.00       11/27/02    B0027479
  99329        The Aegis Group                                         $    688.00     12/11/2002    70002177
  48779        Loss, Pavone and Orel                                   $    785.00       12/16/02    70002215
  95913        Locke, Reynolds, Boyd and Weisell                       $  1,160.69       12/16/02    70002218
  99444        Sitrick and Company                                     $  1,638.50       12/26/02    B0027485
  99391        Otterbourg, Steindler, Houston and Rosen, PC            $ 60,655.01       12/26/02    B0027486
  71217        Bass, Berry and Sims                                    $143,544.14       12/26/02    B0027487
  99454        Harwell, Howard, Hyne, Gabbert and Manner, PC           $ 14,817.40       12/26/02    B0027488
  98378        Skadden, Arps, Slate, Meagher and Flom                  $285,239.00       12/26/02    B0027489
  103439       E & Y Corporate Finance                                 $ 20,913.00       12/26/02    B0027490

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)



                                                                DECEMBER 29,
                                                                    2002
                                                                ------------
ASSETS
Current Assets:
     Cash and cash equivalents                                   $ 97,299
     Accounts receivable                                              389
     Prepaid Expenses                                                 100
                                                                 --------

     TOTAL CURRENT ASSETS                                          97,788
                                                                 --------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                 36,924
     Capitalized leases, net of accumulated amortization               --
                                                                 --------

          TOTAL PROPERTY AND EQUIPMENT                             36,924
                                                                 --------


     Other assets and deferred charges                             15,765
                                                                 --------

     TOTAL ASSETS                                                $150,477
                                                                 ========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:

     Notes payable to banks                                      $     --
     Accounts payable                                              12,762
     Accrued expenses                                              28,462
     State & Local tax                                                356
     Current maturities capitalized leases                             --
                                                                 --------


     TOTAL CURRENT LIABILITIES                                     41,580
                                                                 --------


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)



Long-Term Liabilities:
     Long-term debt                                                      --
     Capitalized lease obligations                                       --
Liabilities Subject To Compromise:
     Accrued restructuring costs                                     42,067
     Capitalized lease obligations                                       --
     Long-term debt                                                 314,562
     Accounts payable                                               220,158
     Accrued expenses                                               107,843
                                                                  ---------
     Total Liabilities Subject To Compromise                        684,630

     TOTAL LIABILITIES                                              726,210
                                                                  ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY

     Common stock                                                    49,936
     Additional paid-in-capital                                       5,881
     Deferred compensation                                               --
     Accumulated other comprehensive loss                                --
     Retained (deficit) earnings                                   (631,550)
                                                                  ---------
                 TOTAL SHAREHOLDERS' (DEFICIT) EQUITY              (575,733)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY         $ 150,477
                                                                  =========

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  NOVEMBER 25, 2002 THROUGH DECEMBER 29, 2002

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: DECEMBER 29, 2002
FORM OPR-3  NOT APPLICABLE






























Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 25, 2002 THROUGH DECEMBER 29, 2002

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
MONTH ENDED:  12/29/2002
FORM OPR-4

                                                         Total
                                                      -----------

Trade Accounts Payable (Merchandise)                    $ 12,762



                                                         Total
                                                      -----------

Expense & other payables                                $ 28,462


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 25, 2002 THROUGH DECEMBER 29, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)

                                                  DATE          DATE           TOTAL
                TAXES PAYABLE                   INCURRED        DUE            DUE
                                                ------------------------------------------

Federal income tax                         **     Various      Various                 --

State income tax                                  Various      Various    $          (196)
                                                                          ---------------

                                 SUBTOTAL                                 $          (196)
                                                                          ---------------


Sales/use tax                 SUBTOTAL     *     Various      Various     $           565
                                                                          ---------------


Personal property tax                      *      Various      Various    $            54

Real estate taxes                          *      Various      Various    $         4,424

Inventory taxes                            *      Various      Various    $          (388)

Gross receipts/bus licenses                *      Various      Various    $             4

Franchise taxes                            *      Various      Various    $           610
                                                                          ---------------

                                 SUBTOTAL                                 $         4,704
                                                                          ---------------


                                                                          ---------------
TOTAL TAXES PAYABLE                                                       $         5,073
                                                                          ===============

*   liability included in accrued expenses on OPR-2
**  tax reserve


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 25, 2002 THOUGH DECEMBER 29, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                             DATE                     TOTAL DUE
                                           INCURRED     DATE DUE  (12/29/02 BALANCE)
                                           ----------------------------------------
POST PETITION SECURED DEBT
     Revolver borrowings                   04/14/00        NA        $        --
     Facility standby letters of credit    04/14/00        NA              4,805
     Facility trade letters of credit      04/14/00        NA                 --
     Term loans                            04/14/00        NA                 --
                                                                  --------------
TOTAL EXTENSIONS OF CREDIT                                           $     4,805
                                                                  ==============


ACCRUED INTEREST PAYABLE                                             $        --
                                                                  ==============

     As of 4/16/02, The Standby Letters of Credit were fully cash collateralized


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)




                                                                                               ACTIVITY
                                                                                           NOVEMBER 25,2002
                                                                                                THROUGH
                                                                                           DECEMBER 29, 2002
                                                                                           -----------------

Net Sales                                                                                        $  --


Costs of merchandise sold and buying and occupancy expense                                         162
                                                                                                 -----

Gross margin after cost of merchandise sold and buying and occupancy expenses                     (162)

Selling, General and Administrative Expenses:
   Net Employment Expense                                                                          293
   Net Advertising                                                                                  --
   Banking and Other Fees                                                                         (107)
   Real Estate and Other Taxes                                                                       2
   Supplies                                                                                          2
   Communication and Equipment                                                                      52
   Travel                                                                                            3
   UCC and Other Services                                                                            1
   Legal and Professional                                                                           13
   Sales and Shipping                                                                               --
   Insurance                                                                                        --
   Miscellaneous                                                                                  (677)
   Credit Card Services                                                                             --
                                                                                                 -----
Total Selling, General and Administrative Expenses                                                (418)



Other expense/(income), net                                                                         --

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)


Restructuring charge (credit)                                                                       --

Depreciation and amortization                                                                       --
                                                                                                 -----

Earnings (loss) before interest, reorganization items, and income tax                              256

Interest expense - debt                                                                             --
Interest expense - capitalized leases                                                               --
                                                                                                 -----

Earnings (loss) before reorganization items, and income tax                                        256

Reorganization Items:

   Legal and Professional                                                                          106
   (Gain) on Disposal of Assets                                                                     --
   Miscellaneous                                                                                   780
   Close Store Charges                                                                              --
                                                                                                 -----
   Total Reorganization Items                                                                      886

Earnings (loss) before income tax                                                                 (630)
   Income tax benefit                                                                               --
   Cumulative Effect of Change in Accounting Principles                                             --
                                                                                                 -----

Net earnings (loss)                                                                              $(630)
                                                                                                 =====


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.